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                                                                    Exhibit 10.6

[ESS LOGO]
March 20, 1998


Bob Woo
13160 Avila Court
Los Altos, CA 94022

Dear Mr. Woo:

We are pleased to make the following offer of employment to you:

Title:                VICE PRESIDENT
Department:           Video Conferencing
Reporting to:         Fred Chan

Compensation:

- Salary -            $7,000 SEMI-MONTHLY (annualized at $168,000).

- Stock Options -     200,000 shares vested under the terms of the 5-year
                      Incentive Option Plan, subject to approval by the Board of Directors at the next meeting.

- Bonus Program -     In addition, you are eligible co participate in a Bonus
                      Program of up to $30,000 per year.

- Benefits -          Medical, Dental Vision and Life coverage effective the
                      first of the month following your start date. PPO coverage requires a deduction from your paycheck. Medical and dental coverage for eligible dependents is available at 25% of cost.

- At-Will Basis -     ESS is an at-will employer in accordance with the laws of
                      the State of California. You are free to leave at any time, and similarly, the Company can terminate your employment, with or without cause, at any time.

- Effective -         This offer will remain effective until March 27, 1998.

- Start Date -        On or before April 15, 1998.

Mr. Woo, we look forward to a positive response to our offer and to a mutually beneficial, professional relationship. Please indicate your acceptance by your signature and start date below.



/s/ R. Steven Gonia                        /s/ Bob Woo
----------------------------------         -------------------------------------
R. Steven Gonia                            Candidate
Human Resources Director

                                           -------------------------------------
                                           Start Date


                  48401 Fremont Boulevard  -  Fremont, CA 94538
                  - TEL: (510) 492-1088    -  FAX: (510) 492-1098